                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                 [LEGACY LOGO]



                                 March 31, 1997


Dear Stockholder:

                 Legacy Software, Inc.'s (the "Company") Annual Meeting of Stockholders will be held on May 29, 1997 at 10:00 a.m. at the Company's headquarters located at 5340 Alla Road, Los Angeles, California 90066. I hope that you will be able to attend in person.

                 This year you are asked to (1) re-elect directors and elect a new nominee; (2) approve a series of amendments to the Company's 1995 Stock Option/Stock Issuance Plan, including an increase in the number of shares of common stock of the Company available for issuance by an additional 400,000 shares; and (3) act upon other matters that may properly come before the meeting.

                 YOUR VOTE IS IMPORTANT. Please sign, date and return your completed proxy card promptly so your shares can be represented, even if you plan to attend the Annual Meeting in person. As Chairwoman, I urge you to re-elect the nominated directors, elect the new nominee, and vote "For" the remaining proposals.

                 On behalf of the Company, I would like to thank you for your spirited and continued support.

                                        Sincerely,

                                        LEGACY SOFTWARE, INC.



                                        ARIELLA J. LEHRER, PH.D.
                                        Chairwoman of the Board,
                                        President and CEO

                             LEGACY SOFTWARE, INC.
                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 29, 1997
                                _______________


TO THE STOCKHOLDERS OF LEGACY SOFTWARE, INC.:

         The Annual Meeting of Stockholders (the "Annual Meeting") of Legacy Software, Inc., a Delaware corporation (the "Company"), will be held at the Company's headquarters located at 5340 Alla Road, Los Angeles, California 90066, on Thursday, May 29, 1997, at 10:00 a.m., local time, and at any adjournment thereof, for the following purposes:

         1.      To elect six members to the Board of Directors of the Company;

         2. To approve a series of amendments to the Company's 1995 Stock Option/Stock Issuance Plan, including an increase in the number of shares of common stock of the Company available for issuance by an additional 400,000 shares; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 31, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices for ten days prior to the Annual Meeting. A copy of the Company's Annual Report on Form 10-K, for the fiscal year ended December 31, 1996, is being sent to all stockholders as of the record date concurrently with the Proxy Statement accompanying this Notice.

         All stockholders are urged to attend the meeting in person or by proxy.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                        By Order of the Board of Directors,



                                        Stanley Wojtysiak
                                        Secretary

Los Angeles, California
March 31, 1997

                             LEGACY SOFTWARE, INC.
                                 5340 ALLA ROAD
                         LOS ANGELES, CALIFORNIA 90066

                                _______________

                                PROXY STATEMENT
                                _______________

GENERAL

         The enclosed Proxy is solicited by the Board of Directors of Legacy Software, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 29, 1997, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters located at 5430 Alla Road, Los Angeles, California 90066.

         This Proxy Statement and the accompanying form of Proxy are being mailed to all stockholders entitled to vote on or about March 31, 1997.

REVOCABILITY OF PROXIES

         Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time before it is voted, (a) by filing an instrument with the Secretary of the Company revoking it, or (b) by executing a proxy bearing a later date with the Secretary of the Company, or (c) by attending the Annual Meeting and voting in person. Any such proxy, if not revoked, will be voted at the Annual Meeting in accordance with the instructions specified therein or, if no instruction is indicated, it will be voted in favor of the proposals set forth in the notice attached hereto.

SOLICITATION OF PROXIES

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. The Company does not presently intend to solicit proxies other than by mail.

RECORD DATE, VOTING AND SHARE OWNERSHIP

         The Board of Directors has fixed the close of business on March 31, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and, accordingly, only stockholders of record on such date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 31, 1997, there were issued and outstanding 2,523,115 shares of the Company's common stock, par value $0.001 per share ("Common Stock"). There are no other voting securities outstanding.

         Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. Stockholders may cumulate their votes for the election of directors. This means that a stockholder can give one nominee a number of votes equal to the number of directors to be elected (i.e., six) multiplied by the number of votes to which the stockholder is entitled. Or, the stockholder may distribute these votes among as many nominees as he or she chooses. Proxies which withhold authority to vote as to specific directors shall not be considered to cast votes for any other directors unless, in order to effect the election of the six nominees, it is necessary to cumulate votes to elect the other directors. The proxy holders shall not cumulate votes for any other purpose.

         If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

         An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration. An automated system administered by the Company's transfer agent tabulates shareholder votes.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting William E. Sliney in writing at Legacy Software, Inc., 5430 Alla Road, Los Angeles, California 90066 or by telephone at (310) 823-2423. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by May 15, 1997.

         In the absence of a quorum at the Annual Meeting, either in person or by proxy, the Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting until a quorum shall be formed.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

         The Board of Directors (the "Board") recommends the election of the nominees listed below as directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. If at the time of the 1997 Annual Meeting of Stockholders (the "Annual Meeting") any nominee should be unable to serve or is unwilling to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes designated by the Board of Directors. The Board has no reason to believe that any substitute nominee or nominees will be required.

         The Bylaws of the Company provide that the number of directors shall be determined by resolution of the Board of Directors. The number of directors is currently set at seven.

         The present Board of Directors comprises Ariella J. Lehrer, Ph.D., Curtis A. Hessler, Arthur G. Hiller, William E. Sliney, Ivan M. Rosenberg, Ph.D. and Stanley Wojtysiak. Each present director, except for Arthur G. Hiller, is a nominee for election at the Annual Meeting. The Board of Directors has nominated Morley A. Winograd as the sixth nominee. If the six nominees are elected to the Board of Directors, there will be one vacancy on the Board of Directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY NOMINATED AND URGES YOU TO VOTE FOR THE SIX NOMINEES FOR DIRECTOR LISTED BELOW.

NOMINEES

         The table below sets forth pertinent information with respect to each of such nominees.


               Name                        Age         Since                  Position
               ----                        ---         -----                  --------
         Ariella J. Lehrer, Ph.D.          44          1989        Chairwoman of the Board, President,
                                                                   Chief Executive Officer and Director
         William E. Sliney                 58          1995        Vice President of Finance, Chief Financial Officer, Treasurer
                                                                   and Director
         Stanley Wojtysiak                 54          1989        Secretary and Director
         Curtis A. Hessler                 53          1996        Director
         Ivan M. Rosenberg, Ph.D.          54          1995        Director
         Morley A. Winograd                54          1997*       Director
-------------

         * Mr. Winograd is nominated to serve on the Company's Board of Directors if Proposal 1 is approved by the stockholders.

         Ariella J. Lehrer, Ph.D., has served as the Company's Chairwoman of the Board of Directors, President and Chief Executive Officer since August, 1989. Dr. Lehrer received a Master of Arts in Child Development from Pacific Oaks College in 1976, a Ph.D. in Cognitive Psychology from Claremont Graduate School in 1983 and completed a post-doctorate at the University of California, Los Angeles in 1984. Prior to joining the Company, Dr. Lehrer headed Lehrer Associates, a consulting company whose clients included The Learning Company, Walt Disney Software, Commodore International, Ltd., International Business Machines, Inc. and SoftKat, Inc. From 1986 to 1989, Dr. Lehrer served on the California Educational Technology Commission. Dr. Lehrer is a member of the Board of Fellows of the Claremont Graduate School's Center for Organizational and Social Psychology and of the Board of Governors of Otis College of Art and Design.

         Curtis A. Hessler has been a director of the Company since January, 1996. He is President and Chief Executive Officer of Quarterdeck Corporation, a publicly traded Software Company. During 1996, he served as Chairman of I-Net, Inc., a network management company now owned by Wang Laboratories, Inc. From February, 1991 until December, 1995, Mr. Hessler was Executive Vice President of the Times Mirror Company in charge of corporate affairs and non-newspaper businesses. From December, 1984 until February, 1991, Mr. Hessler was Vice Chairman of Unisys Corporation in charge of corporate affairs and defense systems businesses. Mr. Hessler is a director of Live Picture, Inc. and of Interactive Search, Inc., both privately held companies. Mr. Hessler received a Bachelor of Arts in Social Studies from Harvard College in 1996, a Juris Doctor from Yale Law School in 1973 and a Master of Arts in Economics from the University of California, Berkeley in 1976. From 1966 to 1969, Mr. Hessler studied in the B.Phil. Economics program at Oxford University.

         Ivan M. Rosenberg, Ph.D., has been a consultant to the Company since February, 1995, and a director of the Company since June, 1995. Dr. Rosenberg is an entrepreneur and consultant to senior business executives. Dr. Rosenberg founded Distinctive Software Corporation in 1981. From 1988 to 1990, Dr. Rosenberg was Vice President for Products and Information Systems at E.K. Williams & Co., a business accounting and consulting company. In 1992, he founded Business Information Solutions, a consulting company assisting small to medium size companies with tactical and strategic automation decisions, which he continues to own. Dr. Rosenberg also is a senior consultant with The Gateway Consulting Group, which assists companies in executive training, team-building, re-engineering, communications effectiveness and culture changes. Dr. Rosenberg currently serves on the boards of directors of the Los Angeles Venture Association, Distinctive Solutions Corporation and TREE (Technology for Results in Elementary Education) and has served on the boards of directors of the Institute of Management Consultants (Los Angeles Chapter) and Interex (the Hewlett Packard International User's Group). Dr. Rosenberg is also a director of Cybernet, Inc., a privately held long-distance telecommunications company. Dr. Rosenberg received a Bachelor of Science in Electrical Engineering in 1965 and a Master of Science in Computer Science in 1966 from Cornell University, and a Master of Science in Management in 1974 and a Ph.D. in Business Information Systems in 1976 from the University of Rochester.

         William E. Sliney has served as the Company's Chief Financial Officer since October, 1995. In November, 1995, Mr. Sliney also became the Company's Vice President of Finance, Treasurer and a director. From September, 1994 until October, 1995, Mr. Sliney was an independent consultant. Prior to that, Mr. Sliney was Chief Executive Officer of Gump's from May, 1993 to August, 1994, and Vice President and Chief Financial Officer of Highland Superstores, Inc. from January to May, 1993. From 1987 to 1992, Mr. Sliney was President, Chief Financial and Administrative Officer and a director of Phoenix Service Corporation. Mr. Sliney graduated from Northeastern University in 1961 with a Bachelor of Science in Business Administration and from the University of California, Los Angeles, in 1963 with a Master of Business Administration.

         Morley A. Winograd, nominated to the Company's Board of Directors, has been the Sales Vice President for AT&T's Commercial Markets Western Region organization since January 1, 1992. In his position at AT&T, Mr. Winograd is responsible for propelling the success of AT&T's small business customers throughout the Western United States. Prior to his current assignment with AT&T, Mr. Winograd created the AT&T University of Sales Excellence and served as its Director of Training. Mr. Winograd also managed the marketing efforts of AT&T to the General Motors Corporation and its subsidiaries, marketed AT&T's PBX and computer equipment to industrial customers in Michigan and worked on assignments with Michigan Bell. He is the co-author, with Dudley Buffa, of Taking Control: Politics in The Information Age, published by Henry Holt & Co. He serves as treasurer of the Institute for the New California, a think tank devoted to aligning California's governance systems with the requirements of the Information Age. He serves as Chairman of the Board of TREE (Technology for Results in Elementary Education) which targets its efforts to school districts in Los Angeles and Orange County, California with a high proportion of at risk children. He is also a member of the faculty of The Schools for Managing supported by the Association for Quality and Participation, and a member of the Board of The Greater Los Angeles World Trade Center Association. Mr. Winograd serves on the Advisory Board of the Asian Business League of Southern California and the California Hispanic Chamber of Commerce. Mr. Winograd is an executive council member for

TREE for the Los Angeles County Office of Education. Mr. Winograd received a Bachelor of Business Administration in Marketing in 1963 from the University of Michigan.

         Stanley Wojtysiak has been Secretary of the Company since January, 1996 and a director of the Company since August, 1989. Mr. Wojtysiak was Chairman of the Board of Directors and President of the Company from January, 1989 to August, 1989, Vice President of Engineering from August, 1989 to October, 1989, Vice President of Development from September, 1995 to October, 1995 and Chief Financial Officer from January, 1989 to October, 1995. Prior to co-founding the predecessor to the Company in 1986, Mr. Wojtysiak was a software manager for Oakleaf Corporation. Mr. Wojtysiak graduated from Purdue University in 1964 with a Bachelor of Science in Mathematics.

COMPENSATION OF DIRECTORS

         The Company has no standard arrangements pursuant to which directors of the Company are compensated for any services provided as a director except for the Automatic Option Grant Program component of the 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). Directors who are not current employees of the Company ("non-employee directors") are eligible for the Automatic Option Grant Program component of the 1995 Plan under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to 100% of their fair market value on the grant date.

         Under the Automatic Option Grant Program, each individual who is first elected or appointed as a non-employee Board member will receive a 10,000-share option grant on the date of such election or appointment, provided such individual has not been in the prior employ of the Company. In addition, at each Annual Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member after the meeting will receive an additional option grant to purchase 2,500 shares of Common Stock whether or not such individual has been in the prior employ of the Company.

         Each automatic grant will have a term of ten (10) years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the optionee's service as a non-employee Board member cease prior to vesting in the shares. The initial 10,000-share grant will vest in four equal and successive annual installments over the optionee's period of Board service. Each additional 2,500-share grant will vest upon the optionee's completion of one year of Board service measured from the grant date. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member.

         In January 1996, Messrs. Hessler, Hiller, and Rosenberg received options to purchase 10,000 shares under the Discretionary Option Grant Program in effect under the 1995 Plan. The exercise price per share for these options is $6.00, which was the fair market value of the Company's Common Stock on the date of grant. Similar to the vesting schedule described above for the 10,000-share automatic option grant, these three discretionary options are immediately exercisable and will vest in four equal and successive annual installments over the optionee's period of Board service measured from the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Reference is hereby made to the Employment Agreements between the Company and each of Ariella J. Lehrer, Ph.D., William E. Sliney, Stanley Wojtysiak and Robert E. Heitman described below in "COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS -- Employment Agreements."

         Certain officers and directors and an immediate family member of one of such officers have made certain loans to the Company. As of March 31, 1997, the Company had four outstanding unsecured promissory notes. The first promissory note, in the principal amount of $73,200, is payable to Ariella J. Lehrer, Ph.D., the Chairwoman of the Company's Board of Directors and the Company's President and Chief Executive Officer. The second promissory note, in the principal amount of $73,200, is payable to Stanley Wojtysiak, the Company's Secretary and a Director. The principal payments on these two notes are payable over a two-year period beginning on March 31, 1998. The Company has a third unsecured promissory note in the amount of $260,051 payable to Irving Lehrer, Dr. Lehrer's father-in-law. The principal payments on this third note are payable over a two-year period beginning on July 1, 1997. The fourth and final unsecured promissory note, in the amount of $120,885, is payable to Benjamin Elkin over a one-year period beginning July 1, 1996. The loans accrue interest at the rates of 9.0% to 16.7% per annum. As of March 31, 1997, the outstanding principal and accrued interest due on each of Dr. Lehrer's loan, Mr. Wojtysiak's loan, Mr. Lehrer's loan and Mr. Elkins' loan were approximately $66,876, $73,200, $260,051 and $20,132, respectively. The Company is currently making interest payments on the indebtedness to Messrs. Wojtysiak and I. Lehrer as they come due from revenue, and principal and interest payments on the indebtedness to Dr. Lehrer and Mr. Elkin as they come due from revenue.

         The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors and principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors of the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

BOARD MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held five meetings during the fiscal year ended December 31, 1996. Five members of the Board attended at least seventy-five percent (75%) of the aggregate of the total number of meetings of the Board held during the fiscal year. Messrs. Hiller and Hessler attended less than seventy-five percent (75%) of the meetings of the Board. All directors, except for Mr. Hiller, attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which such director served. Mr. Hiller attended less than 75% of the aggregate of the number of meetings held by all committees of the Board on which he served.

         The Board of Directors has appointed an Audit Committee, Compensation Committee and a Stock Option Committee, but has not appointed a standing Nominating Committee.

         During the 1996 fiscal year, the members of the Audit Committee consisted of Messrs. Hessler and Rosenberg and, through December 9, 1996, Daniel D. Phillips. The Audit Committee held one meeting during 1996. The Audit Committee is responsible for reviewing financial statements, consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies and internal controls and reviewing the scope of the independent auditors' activities and fees.

         During the 1996 fiscal year, the members of the Compensation Committee consisted of Messrs. Hiller and Rosenberg and, through December 9, 1996, Mr. Phillips. The Compensation Committee held two meetings during 1996. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the compensation of all officers of the Company and issuances of equity securities of the Company to directors, officers, employees and consultants of the Company.

         During the 1996 fiscal year, the members of the Stock Option Committee consisted of Messrs. Hessler and Rosenberg and, through December 9, 1996, Mr. Phillips. The Stock Option Committee held three meetings during 1996. The Stock Option Committee is responsible for administering the Company's 1995 Stock Option/Stock Issuance Plan and granting options thereunder.

                              STOCKHOLDER APPROVAL

         In order to be adopted, the affirmative vote of the holders of a majority of the Company's Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of this Proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY NOMINATED AND URGES YOU TO VOTE FOR THE SIX NOMINEES FOR DIRECTOR LISTED ABOVE.

                                   PROPOSAL 2

                        AMENDMENTS TO 1995 STOCK OPTION/
                              STOCK ISSUANCE PLAN

         The stockholders are being asked to vote on a proposal to approve a series of amendments to the Company's 1995 Plan that will effect the following changes: (i) increase the number of shares of Common Stock issuable under the 1995 Plan by an additional 400,000 shares, (ii) render all non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs in effect under the 1995 Plan, (iii) allow unvested shares issued under the 1995 Plan and subsequently repurchased by the Company at the option exercise price or share issue price paid per share to be reissued under the 1995 Plan, (iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (v) effect a series of additional changes to the provisions of the 1995 Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six
(6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which exempts certain officer and director transactions under the 1995 Plan from the short-swing liability provisions of the federal securities laws.

         The amendment to increase the share reserve is designed to assure that a sufficient reserve of Common Stock is available under the 1995 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success, and to more closely align their interests with those of the stockholders. The other amendments will enhance the equity incentives provided to the non-employee Board members and facilitate plan administration.

         The 1995 Plan became effective on November 9, 1995, upon adoption by the Board, and was subsequently approved by the stockholders on November 9, 1995. On March 28, 1997, the Board adopted the amendments to the 1995 Plan that are the subject of this Proposal 2.

         The following is a summary of the principal features of the 1995 Plan, assuming stockholder approval of this Proposal 2. However, the summary does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Los Angeles, California.

EQUITY INCENTIVE PROGRAMS

         The 1995 Plan contains three (3) separate equity incentive programs:
(i) a Discretionary Option Grant Program, (ii) a Stock Issuance Program, and
(iii) an Automatic Option Grant Program. The principal features of each program are described below. The 1995 Plan (other than the Automatic Option Grant Program) is administered by the Stock Option Committee. The Stock Option Committee acting in such administrative capacity (the "Plan Administrator") has complete discretion (subject to the provisions of the 1995 Plan) to authorize option grants and direct stock issuances under the 1995 Plan. All grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such program.

SHARE RESERVE

         A total of 921,800 shares of Common Stock has been reserved for issuance over the term of the 1995 Plan, assuming stockholder approval of the 400,000-share increase which forms part of this Proposal 2. In no event may any one participant in the 1995 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 250,000 shares under the 1995 Plan.

         The shares issuable under the 1995 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares purchased on the open market. Should an option expire or terminate for any reason prior to exercise in full, or be cancelled in accordance with the cancellation-regrant provisions under the Plan, the shares subject to the portion of the option not so exercised or cancelled will be available for subsequent issuance under the 1995 Plan. Unvested shares issued under the 1995 Plan and subsequently repurchased by the Company at the original option exercise or share issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the 1995 Plan.

         In the event any change is made to the outstanding shares of Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which option grants will subsequently be made under the Automatic Option Grant Program to each newly-elected or continuing non-employee Board member, and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option.

ELIGIBILITY

         Officers and other employees of the Company and its parent or subsidiary corporations, non-employee members of the Board or the board of directors of any parent or subsidiary corporation and consultants and other advisors in the service of the Company or its parent or subsidiary corporations will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

         As of March 31, 1997, four (4) executive officers, three (3) non-employee Board members and approximately twenty-nine (29) other employees were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the three (3) non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

VALUATION

         The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the closing selling price per share on that date on the Nasdaq SmallCap Market. At the close of the business day on March 24, 1997, the closing selling price per share was $2.00.

                       DISCRETIONARY OPTION GRANT PROGRAM

         Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than eighty-five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of (10) ten years. The options will generally become exercisable in a series of installments over the optionee's period of service with the Company.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

                 Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                 Limited stock appreciation rights may be provided to one or more officers or non-employee Board members of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price paid per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

         The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any such unvested shares and may at any time cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

         The Plan Administrator will also have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price based on the lower market price of Common Stock at the time of the new grant.

                             STOCK ISSUANCE PROGRAM

         Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of fair market value, payable in cash or check made payable to the Company. Shares may also be issued solely as a bonus for past services.

         The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Option Plan.

                         AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 10,000 shares of Common Stock (the "Initial Grant"), provided such individual has not previously been in the Company's employ. On the date of each Annual Stockholders Meeting after an individual's Initial Grant, each individual who continues to serve as a non-employee Board member will automatically be granted a non-statutory option to purchase an additional 2,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There is no limit on the number of such 2,500-share option grants any one eligible non-employee Board member may receive over his or her period of Board service.

         Each 10,000-share or 2,500-share option granted under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from the grant date. The option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. Each initial 10,000-share option will vest, and the Company's repurchase right will lapse, in four (4) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon completion of one (1) year of Board service measured from the option grant date. Each annual 2,500-share grant will vest, and the Company's repurchase right will lapse, upon the optionee's completion of one
(1) year of Board service measured from the option grant date.

         The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than fifty percent (50%) of the Company's outstanding voting securities, or (iii) a change in the majority of the Board effected through one or more contested
elections for Board membership.   In addition, upon the successful completion
of a hostile tender offer for more than fifty percent (50%) of the Company's outstanding voting stock, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over (b) the exercise price payable for such share. Stockholder approval of the 1995 Plan, as amended and restated through March 28, 1997, will constitute pre-approval of the subsequent grant of automatic options with this option surrender provision, and the subsequent surrender of options in accordance with such provision and the terms of the 1995 Plan. No additional approval of the Plan Administrator or the Board will be required at the time of the actual option surrender and cash distribution.

                               GENERAL PROVISIONS

ACCELERATION

         In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed in connection with such acquisition will accelerate in full, and any unvested shares which do not vest at the time of such acquisition will vest in full, in the event the individual's service with the successor entity is terminated within twelve (12) months following the acquisition. In connection with a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or by contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program and the automatic vesting of all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs, with such acceleration or vesting to occur either at the time of such change in control or upon the subsequent termination of the individual's service.

         The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

         The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant and Stock Issuance Programs. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

SPECIAL TAX ELECTION

         The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

STOCK AWARDS

         The table below shows, for the period from the November 9, 1995 effective date to March 31, 1997, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the Discretionary Option Grant Program together with the weighted average exercise price payable per share. The table does not include option grants that were originally granted at higher exercise prices and were cancelled on December 19, 1996 in exchange for new options for the same number of shares with lower exercise prices. For further information concerning these options, see "REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE -- 1995 PLAN RE-PRICING." No direct stock issuances have been made to date under the 1995 Plan.

                     1995 STOCK OPTION/STOCK ISSUANCE PLAN

                                                                                     OPTIONS
                                                                                     GRANTED         WEIGHTED AVERAGE
                                                                                    (NUMBER OF         EXERCISE PRICE
       NAME AND TITLE                                                                 SHARES)             PER SHARE
       --------------                                                               ----------          ------------
       Ariella J. Lehrer, Ph.D.
       Chairwoman of the Board of Directors, Chief Executive Officer and
       Director                                                                       100,000               $3.00

       William E. Sliney,
       Vice President of Finance, Chief Financial Officer, Treasurer, and
       Director                                                                        50,000               $3.00

       Stanley Wojtysiak,
       Secretary and Director                                                         100,000               $3.00

       All current executive officers as a group (4 persons)                          266,666               $3.00

       All non-employee directors as a group                                           30,000               $6.00
       (3 persons)

       All employees, including current officers who are not executive
       officers, as a group                                                           120,000               $3.00

         As of March 31, 1997, options covering 416,666 shares of Common Stock were outstanding under the 1995 Plan, and 505,134 shares remained available for future option grants or direct stock issuances, assuming stockholder approval of the 400,000-share increase which forms part of this Proposal 2. Through March 31, 1997, no shares have been issued under the 1995 Plan.

NEW PLAN BENEFITS

         As of March 31, 1997, no options have been granted and no direct stock issuances have been made under the 1995 Plan on the basis of the 400,000-share increase for which stockholder approval is sought as part of this Proposal 2.

AMENDMENT AND TERMINATION

         The Board may amend or modify the Option Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on October 31, 2005.

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

         Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two
(2) years after the option grant date and more than one (1) year after the exercise date. If either of these two (2) holding periods is not satisfied, then a disqualifying disposition will result.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

         The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code
Section 162(m).

                              ACCOUNTING TREATMENT

         Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant will not result in any charge to the Company's earnings, but the Company must disclose, in the notes to the Company's financial statements, the pro-forma impact those option grants would have upon the Company's reported earnings were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

                              STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendments to the 1995 Plan. Should such stockholder approval not be obtained, then any options granted on the basis of the 400,000-share increase which forms part of this Proposal 2 will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of such share increase. In addition, unvested shares repurchased by the Company at the option exercise or issue price paid per share pursuant to the Company's repurchase rights under the 1995 Plan will not be available for reissuance, and only non-employee Board members who are not on the Stock Option Committee will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs in effect under the 1995 Plan. The 1995 Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of the 1995 Plan prior to the amendments until the available reserve of Common Stock under the 1995 Plan as last approved by the stockholders is issued.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENTS TO THE 1995 PLAN.

                             ADDITIONAL INFORMATION

                       EXECUTIVE OFFICERS OF THE COMPANY

         Set forth below is certain information regarding each of the current executive officers of the Company. Officers are appointed by and serve at the direction of the Board.

         Name                             Age   Since                 Position
         ----                             ---   -----                 --------
   Ariella J. Lehrer, Ph.D.                44    1989      Chairwoman of the Board, President,
                                                           Chief Executive Officer and Director

   William E. Sliney                       58    1995      Vice President of Finance, Chief Financial Officer,
                                                            Treasurer and Director

   Stanley Wojtysiak                       54    1989      Secretary and Director

   Robert E. Heitman                       46    1996      Vice President of Internet Technologies

         Ariella J. Lehrer, Ph.D., has served as the Company's Chairwoman of the Board of Directors, President and Chief Executive Officer since August, 1989. Further information about Dr. Lehrer is presented in "ELECTION OF DIRECTORS."

         William E. Sliney has served as the Company's Chief Financial Officer since October 16, 1995. On November 9, 1995, Mr. Sliney also became the Company's Vice President of Finance, Treasurer and a director. Further information about Mr. Sliney is presented in "ELECTION OF DIRECTORS."

         Stanley Wojtysiak has been Secretary of the Company since January, 1996 and a director of the Company since August, 1989. Mr. Wojtysiak was Chairman of the Board of Directors and President of the Company from January, 1989 to August, 1989, Vice President of Engineering from August, 1989 to October, 1989, Vice President of Development from September, 1995 to October, 1995 and Chief Financial Officer from January, 1989 to October, 1995. Further information about Mr. Wojtysiak is presented in "ELECTION OF DIRECTORS."

         Robert E. Heitman has served as the Company's Vice President of Internet Technologies since August, 1996. Prior to joining the Company, Mr. Heitman was the Vice Preident of Product Development for Sierra Network from January, 1991 to December, 1991. Mr. Heitman was the Vice President of Product Development of Tsunami Media from January, 1992 to January, 1994. In January, 1994, Mr. Heitman founded Triton Interaction/On the Toes of Giants, which designed computer game software for use on the internet and other internet-related software. From January, 1994 to August, 1996 Mr. Heitman served as the Chief Engineer of Triton Interaction/On the Toes of Giants.

                       COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 1997, the number and percentage of shares of Common Stock beneficially owned (as defined in Rule 13d-3 adopted under the Exchange Act) by (a) all persons known to the Company to own beneficially more than 5% of any class of voting security of the Company, (b) each of the Company's directors and nominees for director, (c) the Company's officers named in the Summary Compensation Table set forth herein and
(d) all directors and executive officers of the Company as a group.

                                        COMMON STOCK

                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                             NUMBER SHARES                 BENEFICIALLY
NAME AND ADDRESS (1)                                   BENEFICIALLY OWNED(2)(3)             OWNED(2)(3)
--------------------                                   ------------------------             -----------
Ariella J. Lehrer, Ph.D.
    Chairwoman of the Board, President,
    Chief Executive Officer and Director.   .                    89,294                           3.54%
Stanley Wojtysiak
    Secretary and Director  . . . . . . . . .                   288,000                          11.41%
William E. Sliney
    Vice President of Finance, Chief
    Financial Officer, Treasurer and                                                                  *
    Director  . . . . . . . . . . . . . . . .                     1,240
Curtis A. Hessler
    Director  . . . . . . . . . . . . . . . .                     2,500(4)                            *
Arthur Hiller
    Director  . . . . . . . . . . . . . . . .                     2,500(5)                            *
Ivan Rosenberg, Ph.D.
    Director  . . . . . . . . . . . . . . . .                    23,500(6)                            *
Morley A. Winograd
    Director  . . . . . . . . . . . . . . . .                       0                                0%
Robert E. Heitman
    Vice President - Internet   . . . . . . .                    33,334                           1.32%
E.B.C. Trust Corporation
    10, rue Princesse Florestine
    MC 98000 Monaco(7)  . . . . . . . . . . .                   534,351                          21.18%
D&A Lehrer Children Trust
    1300 Woodland Road
    York, PA  17403 (8)   . . . . . . . . . .                   200,000                           7.93%
John Miller . . . . . . . . . . . . . . . . .                   144,000                           5.71%

All directors and executive
    officers as a group (8 persons)   . . . .                   440,368(9)                       17.40%
-------------------

 * Less than one percent


(1) Unless otherwise indicated, the stockholder's address is at the Company's principal executive offices.

(2) Percent ownership is based on 2,523,115 shares of Common Stock outstanding as of March 21, 1997 plus any shares issuable pursuant to options or warrants held by the person or class in question which may be exercised within 60 days of March 21, 1997.

(3) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in this table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(4) Includes 2,500 shares which Mr. Hessler has the right to acquire by exercise of stock options vested pursuant to the 1995 Plan.

(5) Includes 2,500 shares which Mr. Hiller has the right to acquire by exercise of stock options vested pursuant to the 1995 Plan.

(6) Includes 2,500 shares which Mr. Rosenberg has the right to acquire by exercise of stock options vested pursuant to the 1995 Plan.

(7) The beneficial owners of E.B.C. Trust Corporation's capital stock are Richard MacLellan and Michael Woolf.

(8) Ariella J. Lehrer, Ph.D., has no voting or investment power or beneficial ownership with respect to the D&A Lehrer Children Trust.

(9) Includes 2,500 shares which each of Messrs. Hessler, Hiller and Rosenberg respectively has the right to acquire by exercise of stock options vested pursuant to the 1995 Plan.

                           REPORT OF THE COMPENSATION
                    COMMITTEE AND STOCK OPTION COMMITTEE(1)

         The Company's Compensation Committee, formed on January 15, 1996, is currently comprised of two non-employee directors and for most of the 1996 fiscal year was comprised of three non-employee directors. The Compensation Committee oversees and administers the Company's executive compensation program and the Company's compensation program for all of its employees. The Company's Stock Option Committee, formed on January 15, 1996, is currently comprised of two non-employee directors and for most of the 1996 fiscal year was comprised of three non-employee directors. The Stock Option Committee oversees and administers the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan") and the granting of options thereunder. The Compensation Committee, and when applicable, the Stock Option Committee, will review the performance of the executive officers of the Company and make recommendations to the Board of Directors as to their compensation, including salary, cash and non-cash bonus levels and stock option awards.

COMPENSATION POLICIES

         In recognition that the recruitment and retention of personnel in the computer software industry is highly competitive, the Company's compensation policies, both for executive and non-executive employees, are structured to attract and retain highly skilled technical, marketing and management personnel. To reward and encourage performance that enhances both the short-term and long-term results of the Company, the Compensation Committee has developed a compensation program that provides economic incentives to achieve the Company's business objectives by linking compensation to the performance of the Company, to align executive officers' compensation with stockholder interests to create stockholder value, and to reward individual performance. The Company will use a combination of base salary, annual incentives and long-term incentive awards to achieve the aforementioned objectives.

BASE SALARY

         In considering the base salary levels of the Chief Executive Officer and the other executive officers, the Compensation Committee's recommendations, while subjective, are intended to be competitive with other similar companies in the software industry (the "Peer Group"), notwithstanding the significantly larger revenues at many of the companies in the Peer Group. In making its competitive analysis of base salaries, the Compensation Committee relied on the 1996 Ninth Annual Survey of Compensation in the Software Industry (the "Compensation Survey") published by Coopers and Lybrand LLP, a nationally recognized accounting firm. On the basis of the information provided in the Compensation Survey, the Compensation Committee determines the base salary of each executive officer at a level which is competitive with the salaries of individuals in similar positions at the Peer Group. The Compensation Committee will also take into consideration, in determining such base salary levels, the Company's financial performance over the past year and the performance of each executive officer in comparison to the performance of the Company's other executive officers.

-------------
(1) This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or, the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

ANNUAL INCENTIVES

         For the 1996 fiscal year, the Company did not award any cash or non-cash bonuses to its executive officers in light of the financial results of the Company during this period. The Company did not have an established annual incentive program to determine whether any of the executive officers would receive any cash or non-cash bonuses.

         The Company may, at the discretion of the Board of Directors, pay non-cash bonuses to executive officers on the basis of a combination of Company and individual performance objectives, with a greater emphasis on the Company's performance objectives. Such performance objectives will generally be established by the Compensation Committee and will require approval by the Board of Directors. In establishing the Company's performance objectives, the Compensation Committee will use criteria such as revenues, cash flow, earnings per share and other relevant strategic considerations. In establishing the performance objectives for the executive officers, efforts will be made to establish parity among individuals with similar responsibilities and performance.

LONG-TERM INCENTIVE AWARDS

         The Company's 1995 Plan permits the Compensation Committee to grant to eligible employees stock options, stock appreciation rights and other stock awards of restricted stock or bonus stock. The Compensation Committee believes that the 1995 Plan encourages key personnel of the Company to increase their investment in the Company's long-term success, thus better linking employee and stockholder interests, and motivates executive officers to make long-term decisions that are in the best interests of the Company and that will, over the long run, give the best return to stockholders. The Compensation Committee has determined that long-term incentives should be granted on a discretionary basis based principally on the quality of the individual performance and base salary levels. Options are granted under the 1995 Plan at no less than 85% of the then-current market price and are generally subject to four-year vesting periods to encourage executive officers to remain with the Company. The Compensation Committee takes into consideration the amount of stock, stock options and terms of such stock options already held by such executive officer when granting options.

1995 PLAN RE-PRICING

         At the time of the adoption of the 1995 Plan, the Company established the exercise price of the options to be the closing price of the common stock of the Company (the "Common Stock") on the date of the stock option grant. However, the price of the Common Stock has declined since the time of the adoption of the 1995 Plan. As a result, if the Common Stock at the trading price on the date the Stock Option Committee adopted the re-pricing (i.e., $2.25) were to grow at an assumed ten percent (10%) growth rate over the next ten (10) years, the exercise price of a substantial number of outstanding options under the 1995 Plan prior to the re-pricing of such 1995 Plan would exceed such projected price.

         In an effort to continue to retain and incentivize the current eligible employees of the Company, the Stock Option Committee determined that it would be desirable and necessary to cancel the original stock option grants and re-issue new grants to the optionholders of the Company with the following exercise prices: (i) the exercise price of one-half of the outstanding stock options of the Company granted to each optionee pursuant to the 1995 Plan was set at Fifty Cents ($0.50) above the fair market value of the Common Stock (i.e., $2.75) as of the date of the Stock Option Committee approval of such re-pricing (i.e., December 19, 1996) and (ii) the exercise price for the remaining one-half of the outstanding stock options of the Company granted to each optionee pursuant to the 1995 Plan was set at One Dollar ($1.00) above the fair market value of the Common Stock (i.e. $3.25) as of the date of the Stock Option Committee approval of such re-pricing (i.e., December 19, 1996). The new stock option grants issued in connection with the re-pricing are also subject to a new vesting schedule whereby the option becomes exercisable in four successive equal annual installments upon the optionee's completion of each of the four years of service measured from December 19.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The base salary for the Company's Chief Executive Officer, Dr. Lehrer, for the 1996 fiscal year was principally based upon an employment agreement entered into between the Company and Dr. Lehrer. In accordance with the terms of such employment agreement, Dr. Lehrer's base salary for the 1996 fiscal year was increased upon the Company's initial public offering so that Dr. Lehrer's base salary would be in accordance with the base salaries of chief executive officers of similarly situated companies whose shares of capital stock are quoted on NASDAQ National Market System or listed for trading on the New York Stock Exchange or the American Stock Exchange. Dr. Lehrer was also granted an option to purchase 100,000 shares of the Company's Common Stock under the 1995 Plan at an option price of $6.00 per share. However, pursuant to the re-pricing of certain stock options granted under the 1995 Plan, on December 19, 1996, the Company cancelled Dr. Lehrer's original stock option grant and issued to Dr. Lehrer a new stock option grant to purchase 100,000 shares of the Company's Common Stock under the 1995 Plan at an exercise price of $2.75 for 50,000 shares and $3.25 for the other 50,000 shares. The vesting schedule also changed to the four-year successive annual installment schedule described in the "1995 Plan Re-Pricing" section above. No cash bonuses were awarded to Dr. Lehrer for the 1996 fiscal year.

         In determining Dr. Lehrer's base salary and stock option grants, the Compensation Committee and Stock Option Committee, as applicable, based their recommendations on the criteria described above, including specifically, the contribution of Dr. Lehrer to the Company's strategic focus, market position and successful initial public offering. The Compensation Committee and Stock Option Committee, as applicable, will continue to review the performance of the Chief Executive Officer of the Company annually based on the criteria described above and recommend such officer's compensation accordingly.

CONCLUSION

         The Compensation Committee and the Stock Option Committee believe that the policies and concepts discussed above will be an effective strategy to attract and retain responsible management that will produce both long-term and short-term results that will further the interests of the Company's stockholders. In implementing their policies, the Compensation Committee and the Stock Option Committee intend to base their review on experience of its members, the Company and management information, and where appropriate, discussions with and information compiled by various compensation consultants and other appropriate sources.

                                        COMPENSATION COMMITTEE

                                        Ivan M. Rosenberg, Ph.D.
                                        Arthur G. Hiller


                                        STOCK OPTION COMMITTEE

                                        Ivan M. Rosenberg, Ph.D.
                                        Curtis A. Hessler

                         STOCK PRICE PERFORMANCE GRAPH


The graph below compares the cumulative total return on the Company's Common stock from May 17, 1996, when the Company completed an initial public offering of its Common Stock, to December 31, 1996 compared to the Nasdaq Stock Market (U.S. Companies) Index. The graph assumes a $100 investment at the beginning of the period and the reinvestment of all dividends.



                         [STOCK PERFORMANCE GRAPH 1996]



                                                                1996
                        April      May       June      July        Aug      Sept      Oct       Nov       Dec
 Closing Prices
 ------------------
 Legacy Software         6.00     8.25       8.75      7.25       7.00      6.50     4.00      3.75      3.75
 Nasdaq Computer
   Index               431.10   452.23     431.21    396.12     413.00    476.08   475.90    524.12    740.74
 S & 500               654.16   669.09     670.59    639.94     651.99    687.33   705.27    757.02    518.79

 Value of $100.00
 ------------------
 Legacy Software       100.00   137.50     145.83    120.83     116.67    108.33    66.67     62.50     62.50
 Nasdaq Computer
   Index               100.00   104.90     100.03     91.89      95.80    110.43   110.39    121.58    171.83
 S & P 500             100.00   102.28     102.51     97.83      99.67    105.07   107.81    115.72     79.31

THIS GRAPH REPRESENTS HISTORICAL STOCK PRICES PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK OPTION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth certain summary information concerning compensation paid or accrued by the Company on behalf of (i) the Chief Executive Officer and (ii) the two other most highly compensated executive officers of the Company whose total annual salary and bonus for fiscal year 1996 exceeded $100,000 (the "Named Executive Officers"), with respect to services rendered by such persons to the Company and its subsidiaries for each of the fiscal years ended December 31, 1994, 1995 and 1996:

                                                     SUMMARY COMPENSATION TABLE
                                                                            Long-Term
                                                                           Compensation
                                                                           ------------
                                                 Annual Compensation          Awards
                                              -------------------------    ------------
                                                           Other Annual     Securities
                                                              Compen-       Underlying
      Name and Principal                        Salary        sation         Options
            Position                 Year        ($)           ($)              #
     ----------------------          ----       ------       --------       ---------
 Ariella J. Lehrer, Ph.D.            1996     $117,500       $  - 0 -       100,000(1)
   Chief Executive Officer,          1995     $ 62,250       $  - 0 -          --
   President, Chairwoman             1994     $ 48,000       $  - 0 -         --
   of the Board of
 Directors . . . . . . . .

 William E. Sliney                   1996     $112,500       $6,071(4)       50,000(2)
    Vice President of                1995     $ 20,833(3)    $4,500(4)         --
     Finance, Chief                  1994          --            --            --
     Financial Officer and
     Director  . . . . . .

 Stanley Wojtysiak                   1996     $ 98,333       $  - 0 -       100,000(5)
    Secretary and                    1995     $ 58,532          - 0 -          --
    Director . . . . . . .           1994     $ 48,568          - 0 -          --

-------------------

(1) Represents stock options re-granted on December 19, 1996 at a lower exercise price of $2.75 per share for 50,000 shares and $3.25 per share for the remaining 50,000 shares. See "REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE -- 1995 Plan Re-Pricing."

(2) Represents stock options re-granted on December 19, 1996 at a lower exercise price of $2.75 per share for 25,000 shares and $3.25 per share for another 25,000 shares. See "REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE -- 1995 Plan Re-Pricing."

(3) Mr. Sliney joined the Company in October, 1995; his annualized base salary for 1995 was $100,000. See "-- Employment Agreements."

(4) The Company paid Mr. Sliney approximately $4,500 for Mr. Sliney's relocation expenses during 1995 and $6,071 for Mr. Sliney's relocation expenses during 1996.

(5) Represents stock options re-granted on December 19, 1996 at a lower exercise price of $2.75 for 50,000 shares and $3.25 for another 50,000 shares. See "REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE -- 1995 Plan Re-Pricing."

EMPLOYMENT AGREEMENTS

         Ariella J. Lehrer, Ph.D. has a five-year employment agreement with the Company which became effective November 10, 1995. The agreement provides for an annual base salary of $105,000, which was automatically adjusted to $120,000 per annum effective March 1, 1996 and which, following certain registrations of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), will be adjusted by the Board of

Directors so as to be in accordance with the compensation packages provided by similarly situated public companies to officers who have comparable duties and responsibilities to those of Dr. Lehrer.

         William E. Sliney has a five-year employment agreement with the Company which became effective October 16, 1995. The agreement provides for an annual base salary of $100,000, which automatically adjusted to $115,000 per annum effective March 1, 1996 and which, following certain registrations of the Common Stock under the Securities Act, will be adjusted by the Board of Directors so as to be in accordance with the compensation packages provided by similarly situated public companies to officers who have comparable duties and responsibilities to those of Mr. Sliney.

         Stanley Wojtysiak has a five-year employment agreement with the Company which became effective November 10, 1995. The agreement provides for an annual base salary of $90,000, which automatically adjusted to $100,000 per annum effective March 1, 1996 and which, following certain registrations of the Common Stock under the Securities Act, will be adjusted by the Board of Directors so as to be in accordance with the compensation packages provided by similarly situated public companies to officers who have comparable duties and responsibilities to those of Mr. Wojtysiak.

         Robert E. Heitman has a three-year employment agreement with the Company which became effective August 30, 1996. The agreement provides for an annual base salary of $85,000 and will be increased to reflect inflation or such other adjustments as the Board may deem appropriate.

         Each of Dr. Lehrer's and Messrs. Sliney's and Wojtysiak's employment agreements also provides severance compensation upon termination of employment (other than for cause, voluntary termination or expiration of the agreement) during the period beginning on the date of such termination until the earlier of (x) death of such employee or (y) date the agreement would have been terminated had such employee not been earlier terminated, provided such termination shall not be less than one year, consisting of (A) the pro rata portion of the base salary theretofore earned but unpaid, (B) such employee's monthly base salary, (C) a pro rata portion of such employee's bonus for such fiscal year and (D) full vesting of such employee's stock options, warrants, and rights and other Company stock-related awards granted to such employee by the Company that otherwise would have vested and become exercisable during such fiscal year of the Company in which such employee is terminated. In the event such employee is terminated not for cause within two years following a change of control, as defined in the agreement, such employee will be entitled to the severance compensation set forth above until the later of (X) the date the agreement would have terminated had such employee not been earlier terminated and (Y) two years from such date of termination of such employee, regardless of such employee's death.

         Mr. Heitman's employment agreement also provides severance compensation upon termination of employment (other than for cause, voluntary termination or expiration of the agreement) consisting of (A) the pro rata portion of the base salary theretofore earned but unpaid, (B) during the period beginning on the date of such termination until the earlier of (x) death of Mr. Heitman or (y) date the agreement would have been terminated had Mr. Heitman not been earlier terminated, all benefits to which Mr. Heitman or his legal representatives, heirs, eligible dependents or permitted assigns may be entitled under any benefit plans of the Company (provided Mr. Heitman or his legal representatives, heirs, eligible dependents or permitted assigns pay the regular premium required of active employees for such benefits), (C) during the period beginning on the date of such termination until the date the agreement would have been terminated had Mr. Heitman not been earlier terminated, one-twelfth (1/12) of the base salary, (D) a pro rata portion of Mr. Heitman's bonus for such fiscal year, provided Mr. Heitman completed six or more months of the Company's then current fiscal year and (E) full vesting of Mr. Heitman's stock options, warrants, and rights and other Company stock-related awards granted to him by the Company that otherwise would have vested and become exercisable during the fiscal year in which Mr. Heitman's employment is terminated.


         In addition, the Stock Option Committee as Plan Administrator of the 1995 Plan will have the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and any other executive officer of the Company, or the shares of Common Stock subject to direct issuances held by any such individual, in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following the change in control event.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee was formed in January, 1996 to establish salary, bonus and other forms of compensation or officers of the Company, provide recommendations for the salaries and incentive compensation of the employees and consultants of the Company and make recommendations to the Board of Directors regarding such matters. The principal objectives of the Company's executive compensation are to: (i) support the achievement of the desired Company performance; (ii) align the executive officer's interests with the success of the Company and with the interests of the Company's stockholders; and (iii) provide compensation that will attract and retain qualified management and reward performance. These objectives are principally achieved through compensation in the form of annual base salaries, discretionary bonuses and equity investment opportunities, such as stock option grants. Prior to January, 1996, the Board of Directors performed the functions of the Compensation Committee. The Company has not historically linked executive compensation directly to corporate performance.

         During the 1996 fiscal year, the Compensation Committee was composed of Messrs. Hessler and Rosenberg and, through December 9, 1996, Mr. Phillips. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                                 STOCK OPTIONS

         The following tables sets forth certain information with respect to options granted to each of the company's Named Executive Officers during fiscal year 1996. The Company did not grant any stock appreciation rights during fiscal year 1996.

                          OPTION GRANTS IN FISCAL 1996


                                                            Individual Grants
                           -------------------------------------------------------------------------------------
                                           Percent of
                                            Total                                            Potential Realizable
                            Number of      Options                                             Value at Assumed
                           Securities      Granted to                                          Rates of Stock
                           Underlying       Eligible                                           Appreciation for
                             Options       Persons         Exercise or                           Option Term(4)
                             Granted       in Fiscal        Base Price        Expiration  ---------------------
          Name               (#)(1)         Year(2)         ($/Sh)(3)            Date         5%         10%
          ----            -----------     ----------  ---------------------   ----------      --         ---
Ariella J.  . . . . . .       100,000         24%     $2.75 (50,000 shares)    12/18/06  $ 86,473    $219,140
Lehrer, Ph.D.                                         $3.25 (50,000 shares)              $102,195    $258,983

William E. Sliney . . .        50,000         12%     $2.75 (25,000 shares)    12/18/06  $ 43,237    $ 51,098
                                                      $3.25 (25,000 shares)              $109,570    $121,492


Stanley Wojtysiak . . .       100,000         24%     $2.75 (50,000 shares)    12/18/06  $ 86,473    $219,140
                                                      $3.25 (50,000 shares)              $102,195    $258,983
-----------

(1) The options were originally granted at higher exercise prices and were cancelled and re-granted on December 19, 1996 at lower exercise prices of $2.75 and $3.25. See "REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE -- 1995 Plan Re-Pricing." The options granted to Dr. Lehrer and Messrs. Sliney and Wojtysiak will become exercisable in four successive equal annual installments upon Optionee's completion of each of the four years of service measured from December 19, 1996.

(2) In the 1996 fiscal year, the Company granted options representing a total of 416,666 shares under the 1995 Plan.

(3) The exercise price on the date of grant was equal to or above the fair market value on the date of grant.

(4) The 5% and 10% assumed rates of appreciation are specified under the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. There can be no assurance provided to any executive officer or any other holder of the Company's Securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1996
                   AND VALUE OF OPTIONS AT END OF FISCAL 1996


         The following table sets forth certain information with respect to the Company's Named Executive Officers concerning unexercised stock options held as of December 31, 1996. No stock options were exercised by such individuals during fiscal year 1996. The Company did not grant any stock appreciation rights during fiscal year 1996 and no such rights were outstanding as of the end of such fiscal year.

                                Number of Unexercised          Value of Unexercised
                                Securities Underlying              in-the-Money
                                     Options at                     Options at
                                   Fiscal Year-End              Fiscal Year-End ($)(1)
                              -------------------------     ---------------------------
       Name                 Exercisable     Unexercisable    Exercisable   Unexercisable
       ----                 -----------     -------------    -----------   -------------
                                                                <
 Ariella J.  . . . . .        - 0 -            100,000          - -          $75,000
 Lehrer, Ph.D.
 William Sliney  . . .        - 0 -             50,000          - -          $37,500
 Stanley Wojtysiak . .        - 0 -            100,000          - -          $75,000
  ----------

(1) Calculated on the basis of the fair market value of the underlying securities at December 31, 1996 ($3.75 per share) minus the exercise price.

                           TEN-YEAR OPTION RE-PRICING

         The following table sets forth information with respect to each of the Company's executive officer, concerning his or her participation in the option cancellation/re-grant program effected on December 19, 1996.

                                                                                                         Length of
                                Securities                                                                original
                                underlying                                                              option term
                                 number of      Market price of    Exercise price                       remaining at
                                  options        stock at time       at time of                           date of
                                repriced or     of repricing or     repricing or       New exercise     repricing or
       Name          Date       amended (#)      amendment ($)      amendment ($)      price ($)(1)      amendment
       ----          ----       -----------      -------------      -------------      ------------     -----------
 Ariella J.        12/19/96       100,000            2.25                6.00        $2.75 (50,000     4 years and
 Lehrer, Ph.D.                                                                       shares)           1 month
                                                                                     $3.25 (50,000
                                                                                     shares)

 Stanley           12/19/96       100,000            2.25                6.00        $2.75 (50,000     4 years and
 Wojtysiak                                                                           shares)           1 month
                                                                                     $3.25 (50,000
                                                                                     shares)
 William E.        12/19/96        50,000            2.25                5.10        $2.75 (25,000     9 years and
 Sliney                                                                              shares)           1 month
                                                                                     $3.25 (25,000
                                                                                     shares)

 Robert E.         12/19/96        16,666            2.25                5.95        $2.75 (8,333      9 years and
 Heitman                                                                             shares)           7 1/2 months
                                                                                     $3.25 (8,333
                                                                                     shares)
----------

(1) The exercise price of one-half of the outstanding stock options of the Company granted to each Executive Officer pursuant to the 1995 Plan is set at Fifty Cents ($0.50) above the fair market value of the Common

         Stock as of the date of the Stock Option Committee approval of such re-pricing. The exercise price for the remaining one-half of the outstanding stock options of the Company granted to each Executive Officer pursuant to the 1995 Plan is set at One dollar ($1.00) above the fair market value of the Common Stock as of the date of the Stock Option Committee approval of such re-pricing. The fair market value of the Common Stock as of the date of the Stock Option Committee approval of such re-pricing was $2.25. See "REPORT OF THE COMPENSATION COMMITTEE AND STOCK OPTION COMMITTEE -- 1995 Plan Re-Pricing."

                                 OTHER MATTERS

STOCKHOLDER PROPOSALS

         Individual stockholders of the Company may be entitled to submit proposals which they believe should be voted upon by the stockholders. The Securities and Exchange Commission (the "SEC") has adopted regulations which govern the inclusion of such proposals in annual proxy materials. All such proposals must be submitted to the Secretary of the Company no later than December 2, 1997 in order to be considered for inclusion in the Company's 1998 proxy materials. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

OTHER BUSINESS

         Management does not know of any business to be presented other than the matters set forth above, but if other matters properly come before the meeting, it is the intention of the persons named in the Proxy to vote in accordance with their best judgment on such matters.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act, requires the Company's directors, officers and greater than ten percent shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required to provide to the Company a copy of each such report they file with the SEC.

         To the Company's knowledge, based solely on a review of the copies of such reports provided to the Company and written representations that no other reports were required, during 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

ACCOUNTANTS

         A representative of BDO Seidman, LLP, the Company's current accountants, is expected to be present at the Annual Meeting of Stockholders and will be available to answer appropriate questions.

FINANCIAL STATEMENTS

         The Company's audited financial statements and notes thereto, including selected financial data and management's discussion and analysis of financial condition and results of operations for the fiscal year ended December 31, 1996, are included in the annual report Form 10-K, which was mailed concurrently with this Proxy Statement to all stockholders of record. The financial statements, the report of independent accountants thereon, selected financial data and management's discussion and analysis of financial condition and results of operations included in the Annual Report are incorporated herein by reference. Additional copies of the Annual Report are available without charge upon written request to Legacy Software, Inc., 5340 Alla Road, Los Angeles, California 90066, Attention: William E. Sliney.

AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its regional offices at Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511, and at 7 World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site at http:/www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the SEC including the Company.

                                        By Order of the Board of Directors,



                                        Stanley Wojtysiak
                                        Secretary

Dated:  March 31, 1997

                                    APPENDIX



                             LEGACY SOFTWARE, INC.
                     1995 STOCK OPTION/STOCK ISSUANCE PLAN

                  (Amended and Restated as of March 28, 1997)

                                  ARTICLE ONE

                               GENERAL PROVISIONS


       I.        PURPOSE OF THE PLAN

                 This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of Legacy Software, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                 Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.         STRUCTURE OF THE PLAN

                 A. The Plan shall be divided into three separate equity programs:

                               (i)         the Discretionary Option Grant
         Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                              (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                             (iii) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                 B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III.        ADMINISTRATION OF THE PLAN

                 A. Prior to the Section 12(g) Registration Date, the Plan shall be administered by the Board. From and after the Section 12(g) Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

                 B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                 C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                 D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any stock option or stock issuance thereunder.

                 E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                 F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

     IV.         ELIGIBILITY

                 A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                               (i)         Employees,

                              (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                             (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                 B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

                 C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                 D. The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Section 12(g) Registration Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who are re-elected as non-employee Board members at one or more Annual Stockholders Meetings held after the Section 12(g) Registration Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial option grant under the Automatic Option Grant Program on the Section 12(g) Registration Date or (if later) at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her re-election as a non- employee Board member at one or more Annual Stockholders Meetings held after the Section 12(g) Registration Date.

       V.        STOCK SUBJECT TO THE PLAN

                 A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 921,800 shares. Such share reserve includes the 400,000-share increase authorized by the Board on March 28, 1997, subject to stockholder approval at the 1997 Annual Meeting.

                 B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 250,000 shares of Common Stock.

                 C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. In addition, unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Shares subject to any stock appreciation rights exercised under the Plan shall not be available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                 D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


       I.        OPTION TERMS

                 Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                 A.       Exercise Price.

                          1.      The exercise price per share shall be fixed
by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in cash or check made payable to the Corporation. From and after the Section 12(g) Registration Date, the exercise price may also be paid in either of the following forms:

                               (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                              (ii)         to the extent the option is
         exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                 Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                 C.       Effect of Termination of Service.

                          1.      The following provisions shall govern the
exercise of any options held by the Optionee at the time of cessation of Service or death:

                               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                              (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                             (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                              (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                          2.      The Plan Administrator shall have the
discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the

         Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                               (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                 D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                 E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                 F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, Non-Statutory Options may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     II.         INCENTIVE OPTIONS

                 The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                 A. Eligibility. Incentive Options may only be granted to Employees.

                 B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                 C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                 D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                 B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                 C. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction.

                 D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

                 F. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within twelve (12) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

                 G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a

Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                 H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                 I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.     CANCELLATION AND REGRANT OF OPTIONS

                 The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

       V.        STOCK APPRECIATION RIGHTS

                 A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                 B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                               (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                              (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                             (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                 C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                               (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                              (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                             (iii)         The Plan Administrator shall
         pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.C. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

                              (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.

                                 ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


       I.        STOCK ISSUANCE TERMS

                 Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                 A.       Purchase Price.

                          1.      The purchase price per share shall be fixed
by the Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                          2.      Subject to the provisions of Section I of
Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                               (i) cash or check made payable to the Corporation, or

                              (ii)         past services rendered to the
         Corporation (or any Parent or Subsidiary).

                 B.       Vesting Provisions.

                          1.      Shares of Common Stock issued under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                               (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                              (ii) the number of installments in which the shares are to vest,

                             (iii) the interval or intervals (if any) which are to lapse between installments, and

                              (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                          2.      Any new, substituted or additional securities
or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                          3.      The Participant shall have full stockholder
rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                          4.      Should the Participant cease to remain in
Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase- money note of the Participant attributable to the surrendered shares.

                          5.      The Plan Administrator may in its discretion
waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. All of the outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent
(i) those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                 B. To the extent any repurchase/cancellation rights applicable to the Participant's outstanding shares under the Stock Issuance Program are assigned in the Corporate Transaction, those rights shall automatically terminate, and the shares subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within twelve
(12) months following the effective date of such Corporate Transaction.

                 C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase rights remain outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase/cancellation rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

     III.        SHARE ESCROW/LEGENDS

                 Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


       I.        OPTION TERMS

                 A. Grant Dates. Option grants shall be made on the dates specified below:

                          1.      Each individual who is first elected or
appointed as a non-employee Board member on or after the Section 12(g) Registration Date shall automatically be granted, on the Section 12(g) Registration Date or any later date of initial election or appointment, a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

                          2.      On the date of each Annual Stockholders
Meeting held after the Section 12(g) Registration Date, each individual who is to continue to serve as an Eligible Director shall automatically be granted a Non-Statutory Option to purchase 2,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 2,500-share option grants any one Eligible Director may receive over his or her period of Board service.

                 B.       Exercise Price.

                          1.      The exercise price per share shall be equal
to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall be payable in one or
more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 C.       Option Term.  Each option shall have a term of ten
(10) years measured from the option grant date.

                 D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 10,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual 2,500-share grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

                 E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                               (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                              (ii)         During the twelve (12)-month
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                             (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                              (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                 A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option granted under this Article Four. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of the March 28, 1997 amended and restated Plan shall constitute pre-approval of the subsequent grant of each such option surrender right under this Automatic Option Grant Program and the subsequent exercise of that right in accordance with the terms and provisions of this
Section II.C. No additional approval of the Board or Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

                 D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                 E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.        REMAINING TERMS

                 The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                 MISCELLANEOUS


       I.        FINANCING

                 A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                 B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

     II.         TAX WITHHOLDING

                 A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                 B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                               (i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                              (ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III.        EFFECTIVE DATE AND TERM OF THE PLAN

                 A. The Discretionary Option Grant and Stock Issuance Programs became effective on the November 9, 1995 Effective Date. The Automatic Option Grant Program became effective on the May 17, 1996 Section 12(g) Registration Date. Options may be granted under the Discretionary Option Grant Program, and shares may be issued under the Stock Issuance Program, at any time on or after the Effective Date. In addition, initial option grants under the Automatic Option Grant Program shall be made to the Eligible Directors at any time on or after the Section 12(g) Registration Date.

                 B. On March 28, 1997, the Board adopted a series of amendments to the Plan which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 400,000 shares, (ii) rendered non-employee Board members serving on the Primary Committee eligible to receive option grants and stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (iii) allowed unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or direct issue price paid per share to be reissued under the Plan, (iv) removed certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (v) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the 1934 Act which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The March 28, 1997 amendments are subject to stockholder approval at the 1997 Annual Meeting. Should stockholder approval of the 1997 amendments not be obtained, then any options granted on the basis of the 400,000-share increase shall terminate and cease to remain outstanding without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such increase. However, the provisions of the Plan as in effect immediately prior to the March 28, 1997 amendments shall automatically be reinstated, and option grants and share issuances may thereafter continue to be made pursuant to the reinstated provisions of the Plan.

                 C. The Plan shall terminate upon the earliest of (i) October 31, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding stock options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     IV.         AMENDMENT OF THE PLAN

                 A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

                 B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grant or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

       V.        USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     VI.         REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and all applicable listing requirements of any Stock Exchange (or the Nasdaq Small Cap or the Nasdaq National Market, if applicable) on which Common Stock may then be listed for trading.

     VII.        NO EMPLOYMENT/SERVICE RIGHTS

                 Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


                 The following definitions shall be in effect under the Plan:

         A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

         B.      BOARD shall mean the Corporation's Board of Directors.

         C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                      (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D.      CODE shall mean the Internal Revenue Code of 1986, as amended.

         E.      COMMON STOCK shall mean the Corporation's common stock.

         F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or





                                      A-1.

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G. CORPORATION shall mean Legacy Software, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Legacy Software, Inc. which shall by appropriate action adopt the Plan.

         H. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         I. EFFECTIVE DATE shall mean November 9, 1995, the date on which the Plan was adopted by the Board.

         J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq SmallCap or the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq Small Cap or the Nasdaq National Market (or any successor system). If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of





                                      A-2.

         transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                    (iii) For purposes of option grants and direct stock issuances made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share. For purposes of option grants and direct stock issuances made prior to such date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

         N. HOSTILE TAKE-OVER shall mean the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                      (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                      (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
         (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.





                                      A-3.

         Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

         U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         X. PLAN shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.





                                      A-4.

         Y. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         Z. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         AA.     SECONDARY COMMITTEE shall mean a committee of two (2) or more
Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

         AB.     SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         AC.     SECTION 12(G) REGISTRATION DATE shall mean May 17, 1996, which is the first date on which the Common Stock was registered under Section 12(g) of the 1934 Act.

         AD.     SERVICE shall mean the provision of services to the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         AE.     STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         AF.     STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         AG.     STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

         AH.     SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.





                                      A-5.

         AI.     TAKE-OVER PRICE shall mean the greater of (i) the Fair Market
Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         AJ.     TAXES shall mean the Federal, state and local income and
employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         AK.     10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         AL.     UNDERWRITING AGREEMENT shall mean the agreement between the
Corporation and the underwriter or underwriters who managed the initial public offering of the Common Stock.





                                      A-6.

PROXY

                             LEGACY SOFTWARE, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ariella J. Lehrer, Ph.D., William E. Sliney and Stanley Wojtysiak, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Legacy Software, Inc. held of record by the undersigned on March 31, 1997 at the Annual Meeting of Stockholders to be held on May 29, 1997 or any adjournment thereof.

                  Please Mark, Sign, Date and Return the Proxy
                   Card Promptly Using the Enclosed Envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                         Please mark your vote as indicated in the example. [X]

                                             FOR                 WITHHOLD
                                        all nominees            AUTHORITY
                                       listed (except         to vote for all
                                      as listed below)     nominees listed below
1. ELECTION OF DIRECTORS                     [ ]                    [ ]
   (INSTRUCTION: To withhold
   authority to vote for any
   individual nominee, write
   that nominee's name in the
   space provided below.)

   Nominees: Ariella J. Lehrer, Ph.D.     Curtis A. Hessler
             Ivan M. Rosenberg, Ph.D.     William E. Sliney
             Morley A. Winograd           Stanley Wojtysiak

-----------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN
2. PROPOSAL FOR AMENDMENTS TO THE 1995                   [ ]     [ ]       [ ]
   STOCK OPTION/STOCK ISSUANCE PLAN

                                                         FOR   AGAINST   ABSTAIN
3. IN THEIR DISCRETION, THE PROXIES ARE                  [ ]     [ ]       [ ]
   AUTHORIZED TO VOTE UPON SUCH OTHER
   BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING.

This proxy when properly executed and returned will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendation of the Board of Directors. This Proxy confers the power of cumulative voting and the power to vote cumulatively for less than all of the nominees as described in the proxy statement.

Signature(s)                                              Dated:          , 1997
             --------------------------------------------        ---------
Please date this Proxy and sign exactly as the name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE